                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT: APRIL 25, 2003
                        (Date of earliest event reported)

                             ----------------------

                              QUALMARK CORPORATION

             (Exact name of registrant as specified in its charter)

                             ----------------------



          COLORADO                        0-28484                84-1232688
-------------------------------        ------------------    -------------------
(State or other jurisdiction of           (Commission          (IRS Employer
incorporation or organization)            File Number)       Identification No.)



                  4580 FLORENCE STREET, DENVER, COLORADO 80238
               --------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (303) 245-8800
                                 ---------------
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

         (c) Exhibits.

             99.1  Press Release dated April 25, 2003, relating to the
                   Company's results for the first quarter ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE

         This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished solely under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

         On April 25, 2003, QualMark Corporation. (the "Company") issued a press release announcing its earnings for the first quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1. The Company also held a conference call on April 25, 2003 at 11:00am EST to discuss the April 25, 2003 press release.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information required under this Item 12 is being provided under
Item 9 of this report as provided in SEC Release No. 33-8216.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             QUALMARK CORPORATION
                                             (Registrant)


Date: April 25, 2003                         By:  /s/ CHARLES D. JOHNSTON
                                                 -------------------------------
                                                 Charles D. Johnston
                                                 President & CEO

                                 EXHIBIT INDEX

      EXHIBIT
      NUMBER       DESCRIPTION
      -------      -----------
       99.1        Press Release dated April 25, 2003, relating to the
                   Company's results for the first quarter ended March 31, 2003.